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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 18, 2000




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                    1-13894                   34-1807383
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

                                 Not applicable

          (Former name or former address, if changed since last report)








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Item 5.  OTHER EVENTS

      On April 18, 2000, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1. The press release incorrectly stated that as a result of the sale of its Crown specialty metal fabrication division, the Company will record a gain of $9.3 million in the first quarter. The gain will be recorded in the second quarter.

Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits - The following exhibits are filed as part of this report:

         2.1 Asset Purchase Agreement dated as of April 17, 2000, by and among TransPro, Inc. and Leggett & Platt, Incorporated.

         99.1     Press Release dated April 18, 2000



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TRANSPRO, INC.


Date: May 2, 2000             By:  /s/ Henry P. McHale
                                   ---------------------------------------------
                                   Henry P. McHale
                                   President, Chief Executive Officer and
                                   Director

Date: May 2, 2000             By:  /s/ Timothy E. Coyne
                                   ---------------------------------------------
                                   Timothy E. Coyne
                                   Vice President, Treasury, Secretary,
                                   Controller and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)




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